TAXES ON INCOME	12 Months Ended
Dec. 31, 2011
TAXES ON INCOME [Abstract]
TAXES ON INCOME
NOTE 10    -     TAXES ON INCOME

A.	Taxation under Various Laws

(i)
The Company and its subsidiary are assessed for tax purposes on an unconsolidated basis. The Company is assessed under the provisions of the Israeli Income Tax Ordinance. The Company's foreign subsidiary is subject to the tax rules in their countries of incorporation.

(ii)	"Approved Enterprise"

The Company have been granted "Approved Enterprise" status in two separate programs under the Law for the Encouragement of Capital Investments, 1959, as amended. Under this law, income attributable to each of these enterprises, is fully exempt from tax for two years, commencing with the first year in which such enterprise generates taxable income, and is entitled to a reduced tax rate (25%) for a further eight years, respectively. The expiration date of the period of benefits is limited to the earlier of twelve years from commencement of production or fourteen years from the date of the approval. As of December 31, 2011, the period of benefits had not yet commenced.

Income derived from sources other than the "Approved Enterprise" is taxable at the ordinary corporate tax rate of 24% in 2011 (regular "Company Tax"). The regular Company Tax rate in 2012 and thereafter - 25%.

In the event of a distribution of cash dividends to the Company's shareholders of earnings subject to the tax-exemption, the Company will be liable to tax at a rate of 25% of the amounts of dividend distributed.

B.	Profits (Losses) from Continuing Operations

	Year ended December 31,
	2 0 1 1	2 0 1 0	2 0 0 9
	(in thousands)

Israeli company	$747	$(21)	$(3,653)
U.S. subsidiary	-	-	-
	$747	$(21)	$(3,653)

C.	Reconciliation of Income Taxes

The following is a reconciliation of the taxes on income assuming that all income is taxed at the ordinary statutory corporate tax rate in Israel and the effective income tax rate:

	Year ended December 31,
	2 0 1 1	2 0 1 0	2 0 0 9
	(in thousands)
Net profit (loss) as reported in the
consolidated statements of operations	$747	$(21)	$(3,653)
Statutory tax rate	24%	25%	26%
Income Tax under statutory tax rate	$179	$(5)	$(950)

Unrecognized temporary differences	(179)	5	-
Tax benefit arising from the Approved
Enterprise	-	-	803
Increase (decrease) in valuation allowance	-	-	(235)
Permanent differences, net	-	-	382

Actual income tax	$-	$-	$-

D.	Deferred Taxes

Under ASC 740-10 deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carry forwards and deductible temporary differences, unless it is more likely than not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance.

Since the realization of the net operating loss carry forwards and deductible temporary differences is less likely than not, a valuation allowance has been established for the full amount of the tax benefits.

Tax loss carry forwards of the Company are $181 million (NIS690 million) for December 2009, $188 million (NIS717 million) for December 2010 and expected to be $188 million (NIS716 million) for December 2011. This loss is unlimited in duration, denominated in nominal NIS.

E.	Tax Assessments

The Company and its subsidiary have not received final tax assessments for income tax purposes since incorporation. Though according to Israeli tax laws assessments considered to be final until and including the year ended in 2006.